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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 21, 1998
                                                  ------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                          0-20803                74-2644120
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)

           1122 Capital of Texas Highway South, Austin, Texas    78746
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                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code       (512) 328-1112
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

          On April 21, 1998, IXC Communications, Inc. (the "Company") completed an offering (the "Senior Subordinated Offering") of $450 million of its 9% Senior Subordinated Notes Due 2008 (the "Senior Subordinated Notes") pursuant to applicable exceptions from registration and completed its tender offer in connection with its 12-1/2% Senior Notes Due 2005. In connection with the Senior Subordinated Offering, a copy of the Purchase Agreement, Registration Rights Agreement and Indenture are attached hereto as Exhibits 4.1 through 4.3 and are hereby incorporated by reference herein. Also attached as Exhibit 99.1 is a press release issued by the Company dated April 21, 1998, which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

           4.1 Purchase Agreement dated as of April 16, 1998, by and among IXC Communications, Inc., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Nationsbanc Montgomery Securities LLC
           4.2 Registration Rights Agreement dated April 16, 1998, by and among IXC Communications, Inc., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Nationsbanc Montgomery Securities LLC
           4.3 Indenture dated as of April 21, 1998 between IXC Communications, Inc. and IBJ Schroder Bank & Trust Company, as Trustee
          99.1      Press release dated April 21, 1998


                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 21, 1998

                                        IXC Communications, Inc.



                                        By:  /s/ STUART K. COPPENS
                                           -------------------------------------
                                             Stuart K. Coppens
                                             Vice President of Finance and
                                             Chief Accounting Officer


                                       3.
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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
 4.1           Purchase Agreement dated as of April 16, 1998, by and among IXC
               Communications, Inc., Credit Suisse First Boston Corporation,
               Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan
               Stanley & Co. Incorporated and Nationsbanc Montgomery Securities
               LLC
 4.2           Registration Rights Agreement dated April 16, 1998, by and among
               IXC Communications, Inc., Credit Suisse First Boston Corporation,
               Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan
               Stanley & Co. Incorporated and Nationsbanc Montgomery Securities
               LLC
 4.3           Indenture dated as of April 21, 1998 between IXC Communications,
               Inc. and IBJ Schroder Bank & Trust Company, as Trustee
99.1           Press release dated April 21, 1998


                                       4.